SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                September 9, 2003


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)



                 000-31825                        63-1259533
            (Commission File No.)     (IRS Employer Identification No.)



            1323  STRATFORD  ROAD
              DECATUR,  ALABAMA                      35601
           (Address  of  principal                (Zip  Code)
             executive  offices)

                                  (256) 355-9500
               (Registrant's telephone number including area code)



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ITEM  5.     OTHER  EVENTS.
             -------------

     On September 16, 2003, Heritage Financial Holding Corporation announced that it has named Larry R. Mathews as President and Chief Executive Officer, effective September 9, 2003. Further details are set forth in the press release attached hereto as Exhibit 99.1.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             ------------------------------------------------------------------


     (c)     EXHIBITS.

             Exhibit  99.1     Press  Release  dated  September  16,  2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HERITAGE  FINANCIAL  HOLDING  CORPORATION


                                            By:
                                               ---------------------------------
                                                      William  M.  Foshee
                                                Its  Chief  Financial  Officer


Date:  September  16,  2003
       --------------------


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